SUPPLEMENT DATED OCTOBER 24, 2025 TO THE SUMMARY PROSPECTUS
DATED FEBRUARY 1, 2025
AND THE PROSPECTUS DATED FEBRUARY 1, 2025, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding the VanEck Durable High Dividend ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective December 22, 2025 (the “Effective Date”), Morningstar, Inc. will implement changes to the methodology of the Morningstar® US Dividend Valuation IndexSM (the “Morningstar US Dividend Valuation Index”), the Fund's benchmark index.

Accordingly, on the Effective Date, the Fund’s disclosure will be modified as follows:
The first paragraph of each of the “Summary Information - Principal Investment Strategies” section of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus will be deleted in its entirety and replaced with the following:
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Morningstar US Dividend Valuation Index is comprised of securities of companies with a high dividend yield, strong financial health and an attractive uncertainty-adjusted valuation. Companies are selected by Morningstar, Inc. (“Morningstar” or the “Index provider”) from the universe of companies represented in the Morningstar® US Market IndexSM (the “Parent Index”), a broad market index representing 97% of U.S. market capitalization that meet certain trading frequency, exchange listing and liquidity requirements. The Morningstar US Dividend Valuation Index targets a select group of eligible securities from the Parent Index that rank in: (i) the top 50% as measured by trailing twelve month dividend yield; (ii) the top 50% of their Morningstar sector peer group as measured by its distance to default score; and (iii) the top 70% of Morningstar’s star score metric. Morningstar also utilizes a momentum screen, in which momentum represents a security’s 12-month total return. A momentum signal is used to exclude 30% of the stocks in the Parent Index with the worst 12-month momentum based on a 12-month total return of each stock. An eligible security must meet each of these independent criteria to qualify for inclusion in the Morningstar US Dividend Valuation Index. Buffers are applied around the targeted thresholds to mitigate turnover. Distance to default score is a measure of the financial stability of a company as determined by recent market data and financial accounting reports. Morningstar’s star score metric represents uncertainty-adjusted security valuation, which reflects the relationship between a company’s market price and its fair value (as determined by Morningstar’s standardized, proprietary valuation model).

The section entitled “Morningstar® US Dividend Valuation IndexSM” in the Prospectus will be deleted in its entirety and replaced with the following:
The Morningstar US Dividend Valuation Index is a rules-based index intended to offer exposure to companies that have a high dividend yield, strong financial health, based on distance-to-default, and an attractive uncertainty-adjusted valuation, based on the Morningstar star score. Companies are selected by Morningstar from the universe of companies represented in the Morningstar US Market Index, a broad market index representing 97% of U.S. market capitalization that meet certain trading frequency, exchange listing and liquidity requirements. The Morningstar US Dividend Valuation Index targets a select group of eligible securities that rank: (i) in the top 50% as measured by trailing twelve month dividend yield; (ii) the top 50% of their Morningstar sector peer group as measured by its distance to default score; and (iii) the top 70% of Morningstar’s star score metric. Morningstar also utilizes a momentum screen, in which momentum represents a security’s 12-month total return. A momentum signal is used to exclude 30% of the stocks in the Parent Index with the worst 12-month momentum based on a 12-month total return of each stock. An eligible security must meet each of these independent criteria to qualify for inclusion in the Morningstar US Dividend Valuation Index.
Morningstar’s star score metric represents uncertainty-adjusted security valuation, which reflects the relationship between a company’s market price and its fair value (as determined by Morningstar’s standardized, proprietary valuation model). Morningstar’s equity research team estimates the issuer’s future free cash flows and then calculates an enterprise value using weighted average costs of capital as the discount rate. Morningstar’s equity research team then assigns each issuer’s common stock a fair value by adjusting the enterprise value to account for net debt and other adjustments. A company’s fair value is used in combination with Morningstar’s equity research team’s uncertainty rating to assign a star score.
Distance to default score is a measure of the financial stability of a company as determined by recent market data and financial accounting reports. Morningstar’s distance to default metric is a structural or contingent claim model that takes advantage of both market information and accounting financial information to determine the expectation that default will occur. Morningstar defines distance to default peer groups based on Morningstar sector categorization when constructing the Morningstar US Dividend Valuation Index.
A buffer rule is applied to the current Morningstar US Dividend Valuation Index constituents. A margin of 20% is applied to each selection criteria to reduce the Morningstar US Dividend Valuation Index turnover. If a current Morningstar US Dividend Valuation Index constituent is ranked between 50% and 70% by dividend yield, 50% and 70% by distance to default, 70% to 90% by star score, or 70% to 90% by momentum signal, the constituent will remain in the Morningstar US Dividend Valuation Index.
The Morningstar US Dividend Valuation Index is reconstituted and rebalanced semi-annually and implemented after the close of business on the third Friday of March and September. All reconstitution and rebalancing adjustments are effective on the following Monday. If the Monday is a market holiday, reconstitution and rebalancing occurs on the immediately following business day.
Reconstitution and rebalancing data, including constituent weights and related information, is posted on Morningstar’s website at the end of each semi-annual quarter-end month. Target weights of the constituents are not otherwise adjusted between quarters except in the event of certain types of corporate actions.
Morningstar may delay or change a scheduled rebalancing or reconstitution of the Morningstar US Dividend Valuation Index or the implementation of certain rules at its sole discretion.

Please retain this supplement for future reference.